Knoll, Inc. Fourth Quarter 2018 Investor Presentation Andrew Cogan, Chairman & CEO Charles Rayfield, SVP & CFO © 2018 Knoll Inc. 1

Forward-Looking Statements/Non-GAAP Measures This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, Muuto integration and performance, our supply chain optimization activities, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to successfully integrate acquired businesses, our ability to plan and implement supply chain optimization projects, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control. This presentation also includes certain non-GAAP financial measures. A “non-GAAP financial measure” is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We present Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure in the presentation below. These non-GAAP measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of these non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. © 2018 Knoll Inc. 2

Knoll is: A constellation of design-driven brands and people, working together with our clients to create inspired modern interiors.

Knoll’s reputation for iconic design, leadership, quality and innovation in both the workplace and residential markets is recognized globally 1938 80 2018 © 2018 Knoll Inc. 4

Investment Rationale › Top line growth driven by penetration into the expanding ancillary market and expansion of higher margin Lifestyle businesses › Lean opportunities to drive Office margins higher › Strong track record of successful acquisitions; most recent Muuto deal has been immediately accretive to both margins and EPS › Driven and motivated management team aligned with shareholder objectives © 2018 Knoll Inc. 5

Four strategic imperatives drive our strategy › Target underpenetrated and emerging ancillary categories and markets for growth › Expand our reach into residential and decorator channels around the world › Maximize office segment profitability and growth › Leverage technology to expand our market visibility and improve our efficiency © 2018 Knoll Inc. 6

Knoll brands span commercial and residential applications with high design opportunities, and are heavily influenced by architect and designer specifiers



Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
DatesWeiser
KnollTextiles
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
• Favorable demographics
• High margin opportunities
• Fragmented competitors
• Changing work style
• Resimercial aesthetic
• Global capability
- Residential product
- Hybrid product
- Commercial product

$73B Global Commercial Market
- $8B luxury
- $11B affordable luxury

~$18.5B North American Market

$266B Global Residential Market
- $9B luxury
- $17B affordable luxury

Sources: Based on Knoll, Inc. and BIFMA estimates

© 2018 Knoll Inc.

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We have a singular line-up of brands and offerings from high-performance workplace to “resimericial” ancillary… Knoll Office DatesWeiser KnollStudio Muuto Ancillary Offering © 2018 Knoll Inc. 8

…and from uber-luxury living spaces to affordable luxury for the home HOLLY HUNT | Vladimir Kagan KnollStudio LA Home Design Shop Muuto © 2018 Knoll Inc. 9

Through both organic product development and M&A we are shifting the mix of sales to our higher margin Lifestyle segment Q3 2018 Net Sales Q3 2018 Adjusted Q3 2018 Net Sales by Geography EBITDA USA Rest of World Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Operating Profit to Adjusted EBITDA by segment, see page 31. © 2018 Knoll Inc. 10

Knoll, Inc YTD Q3 2018 workplace growth is 15%, outpacing the reported industry growth of approximately 4%* Workplace vs Residential Sales ($ Millions) $947.6 $816.8 $755.8 $659.3 $191.8 $157.5 +14.6% +21.8% +16.0% Workplace Residential Knoll, Inc YTD 2017 YTD 2018 Note: For a reconciliation of Workplace and Residential sales, see page 32. *Based on BIFMA estimates © 2018 Knoll Inc. 11

As Office clients rethink their priorities, we see a major inflection point in workplace design, creating new challenges and opportunities for Knoll Primary Primary Activity Client Space Allocation Activity Individual Group Formal Casual Corporate / commercial aesthetic Residential aesthetic Dedicated Shared One Size Fits All Competition for Talent Fixed Mobile / Adjustable $1M+ projects Small to mid size projects © 2018 Knoll Inc. 12

Solving ancillary is critical for maintaining our position as a market leader and fueling growth

Estimated share of wallet[1]

2015 Knoll Dealers

Workstations (Primary Spaces)

Ancillary (Activity)



Knoll workplace ±90% ±10%

Estimated Market share[2]

2016 Industry ~$18.3B[3]

Workstations (Primary Spaces)

Ancillary (Activity)



Knoll workplace ±7% ±1%

[1] ±50% combined share of wallet based on major project review and reported Dealer value

[2] ±4% combined market share, Knoll Estimate
[3] Preliminary BIFMA 2016 estimate

© 2018 Knoll Inc.

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With the acquisition of Muuto, Knoll brands now span the workplace market

WORKPLACE FURNITURE MARKET SEGMENTATION



Ancillary ~ $8.5B[1]
Workstations ~ $8.5B[1]
Luxury
Affordable luxury
Accessible
Cheap
HOLLY HUNT
Cassina
B&B
Poltrona Frau
HermanMiller Collection
DatesWeiser
KnollStudio
BERNHARDT
RH
DESIGN WITHIN REACH
BUZZISPACE
coalesse
Room&Board
Andreu World
viccarbe
Knoll Office
arper
DAVIS
Muuto
HermanMiller
teknion
Allermuir
HAY
STYLEX
Steelcase
HAWORTH
west elm
BLU DOT
west elm WORKSPACE
CB2
IKEA

Residential (~$1B)

- Limited durability & warranty in commercial setting
- Payment at order

Crossover

- Residential/hospitality sensibility; appropriate for commercial use
- ±5 yrs warranty

Contract

- Aesthetic & function specific to workplace setting
- 10+ years durability and warranty

Note: Brand positions are directional. 1. BIFMA estimates the 2016 NA contract furniture industry at approximately $18.5B. Included in this estimate is approximately $2.5B related to BIFMA Specialty (non-office products) which Knoll has excluded from the above analysis. Furthermore, approximately $1B of residential furniture sold into the workplace market (Knoll Estimate) has been added to the above analysis.

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Muuto Expansion Strategy We plan to more than double the size of Muuto over the next 3-5 years •1 North America: Massive upside to the ~$15M in sales prior to acquisition by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • Already seeing strong dealer uptake and meaningful penetration of Knoll corporate clients Muuto 2017A: •2 Europe: Introduce Muuto to Knoll residential distribution and corporate clients $71M Sales $19M Adjusted EBITDA • Global: Scale product scope and consumer 3 business • Product expansion across furniture, lighting and accessory categories 1 • Develop direct-to-consumer channels, including e-commerce (2020) 2 3 Sales & EBITDA growth >2X Note: Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Earnings to Adjusted EBITDA, see page 29. © 2018 Knoll Inc. 15

YTD Q3 2018 sales of newer workplace platforms exceeded those of legacy systems and storage © 2018 Knoll Inc. 16

Industry indicators are favorable Corporate Profits increased in Q2 CEO Confidence declined in Q3 % Change from Prior Year Quarter CEO Confidence Index 25.00% 80 20.00% 70 15.00% 10.00% 60 5.00% 0.00% 50 2014 2015 2016 2017 2018 (5.00)% 40 (10.00)% (15.00)% 30 (20.00)% 2014 2015 2016 2017 2018 Source: Bureau of Economic Analysis as of Q2 2018 Source: Chief Executive Magazine Architectural Billings trending up Net absorption trending down slightly ABI Billing Index Annual Net Absorption (sf) 60 60 55 55 50 45 50 Millions 40 45 35 30 40 25 2014 2015 2016 2017 2018 2014 2015 2016 2017 TTM Q3-18 Source: American Institute of Architects Source: JLL © 2018 Knoll Inc. 17

Investments made in 2017 and early 2018 are paying off with strong TTM 18 results, demonstrating both top and bottom line growth Sales Growth YoY – ($ Millions) Adjusted Gross Profit ($ Millions) and % +20% +25% a/ a/ Adjusted EBITDA ($ Millions) and % Adjusted Diluted Earnings Per Share $169 $167 $143 $145 $114 +46% +49% 10.9% 13.0% 14.5% 12.8% 13.2% a/ 2014 2015 2016 2017 TTM 18 a/ a/ Represents the trailing twelve months as of September 30, 2018. Note: Adjusted Gross Profit, Adjusted Gross Profit Percentage, Adjusted EBITDA, Adjusted EBITDA Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Gross Profit and Gross Profit Percentage to Adjusted Gross Profit and Adjusted Gross Profit Percentage, Net Earnings and Net Earnings Percentage to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 28, and for a reconciliation of GAAP EPS to Adjusted EPS, see page 26. © 2018 Knoll Inc. 18

Sustained organic growth in Q3 2018 driven by strength in our Lifestyle segment as well as the addition of Muuto #REF! Q3 18 Q3 17 B / (W) Actual Actual vs. Prior Year Net Sales $ 327.7 $ 291.3 $ 36.4 12.5% Organic Sales Growth 13.9 4.8% Gross Profit 122.8 106.6 16.2 15.2% Gross Profit Margin % 37.5% 36.6% 90 bps Adjusted Operating Expenses 85.9 78.3 (7.6) (9.7)% Adjusted Operating Profit 36.9 28.3 8.6 30.4% Adjusted Operating Profit % 11.3% 9.7% 160 bps Adjusted EBITDA $ 47.2 $ 39.0 $ 8.2 21.0% Adjusted EBITDA % 14.4% 13.4% 100 bps Adjusted Diluted EPS $0.48 $0.40 $ 0.08 20.0% Note: Adjusted Operating Expenses, Adjusted Operating Profit and Adjusted Operating Profit Percentage, Adjusted EBITDA and Adjusted EBITDA Percentage, and Adjusted Diluted EPS are non-GAAP financial measures. For a reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses, see page 27, GAAP Operating Profit and GAAP Operating Profit Percentage to Adjusted Operating Profit and Adjusted Operating Profit Percentage, see page 26, Net Earnings to Adjusted EBITDA and Adjusted EBITDA Percentage, see page 29 and EPS to Adjusted Diluted EPS, see page 27. © 2018 Knoll Inc. 19

Q3 2018 Results by Segment vs. Prior Year ($ in millions) Net Sales ($ Millions) Adjusted EBITDA ($ Millions) + New products + Muuto + Price + Muuto + Sales initiatives + NA Studio – LA Shop and WeWork + Continuous improvement + NA Studio – sales volume + Europe – Large - Inflation projects + Europe – sales volume and price + Spinneybeck – new products + Spinneybeck – sales +12.5% +21.0% growth in new products $328 ** ** $305 $47 $291 $42 $39 +2.8% +37.0% $198 +6.9% $192 ** +31.4% $28 $23 $23 $22 $130 ** $20 $108 $99 13.4% 14.4% 11.4% 11.8% 20.4% 21.2% Q3-17 Q3-18 Q3-17 Q3-18 Q3-17 Q3-18 Q3-17 Q3-18 Q3-17 Q3-18 Q3-17 Q3-18 KNOLL OFFICE LIFESTYLE KNOLL OFFICE LIFESTYLE 100 bps 40 bps 80 bps Note: Adjusted EBITDA excludes unallocated corporate adjusted EBITDA of ($3.1M) in Q3 2017 and ($3.8M) in Q3 2018. **Amounts in red including Muuto Note: Adjusted EBITDA is a non-GAAP financial measures. For a reconciliation of GAAP Operating Profit to Adjusted EBITDA by segment, see page 31. © 2018 Knoll Inc. 20

Muuto contribution offsets inflation, efficiency initiatives and price increases drive margin growth Knoll, Inc. Gross Margin 110.0% 105.0% 100.0% 95.0% 90.0% 85.0% Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Net Price Exchange Impacts Continuous Improvement Volume/Mix Inflation Total › Continuous improvement activities were steady during 2017 and continued through Q3 2018, and largely offsetting inflationary pressures › Pricing pressure intensified in the 4th quarter of 2017 and was partially alleviated by price increases in Q1 & Q2 of 2018 › Muuto added additional volume and favorable margin mix in 2018, contributing to overall margin increases over prior quarter © 2018 Knoll Inc. 21

“Less is More” Bringing Lean to Knoll We are implementing a culture of continuous improvement Lean across Knoll › Driving out waste and inefficiency › Engaging our manufacturing associates › Process and productivity improvement › Commencement of supply chain optimization study Recycled Content Lean Initiatives Waste and Landfill Safety Incident Rate © 2018 Knoll Inc. 22

Historical trends demonstrate our ability to reduce overall leverage Bank Net Leverage Ratio(1) Bank Debt ($ in millions)(2) (3) (1) For details on the calculation of the Bank Net Leverage Ratio, see page 30. The 2018 bank (2) Includes bank debt, outstanding letters of credit, and guarantee obligations. net leverage ratio’s incorporate TTM Adjusted EBITDA for Muuto. (3) Bank debt of $485M and outstanding letters of credit of $5M › Executed a $300M, 1 year forward swap contract on LIBOR based debt › Fixed LIBOR rate of 2.63% beginning Jan 1, 2019 › Hedged amount amortizes by $50M each calendar year © 2018 Knoll Inc. 23

And we continue to return cash to shareholders through dividends and buybacks $41.2 $34.7 $30.3 $34.5 $31.7 $33.1 $29.2 $30.0 $24.4 $22.7 Dividends Shares Repurchases ($ millions) ($ $10.9 $9.0 $8.7 $5.5 $4.8 2014 2015 2016 2017 TTM 2018 © 2018 Knoll Inc. 24

Thank You Andrew Cogan, Chairman, President & CEO Hospitality at Work: Charles Rayfield, SVP & CFO Knoll at NeoCon 2018 © 2018 Knoll Inc. 25

Reconciliation of Non-GAAP Results

	Q3 2018	Q3 2017
Operating profit ($mm)	$ 32.9	$ 27.7
Add back (deduct):		
Acquisition related expenses (1)	2.8	0.6
Restructuring charges	1.2	-
Adjusted operating profit	$ 36.9	$ 28.3
Net Sales ($mm)	$ 327.7	$ 291.3
Adjusted operating profit %	11.3%	9.7%

(1) Acquisition related expenses in the third quarter of 2018 includes retention agreements for key employees, other customary acquisition related expenses, and the reduction of an acquisition related liability. Acquisition related expenses in the third quarter of 2017 represents customary acquisition related expenses.

	Years Ended December 31,				
	2014	2015	2016	2017	TTM 2018
Earnings per share - diluted	$ 0.97	$ 1.36	$ 1.72	$ 1.67	$ 1.66
Add back:					
Intangible asset impairment charge	-	0.22	-	0.33	0.33
Pension settlement and OPEB curtailment	0.14	-	-	0.04	0.14
Acquisition related expenses	0.02	0.03	-	0.01	0.23
Seating product discontinuation charge	-	0.02	-	-	-
Restructuring charges	0.03	0.02	-	0.04	0.05
Loss on extinguishment of debt	-	-	-	-	0.03
Acquisition related inventory adjustment	-	-	-	-	0.02
Less:					
Tax effect on non-GAAP adjustments	0.05	0.09	-	0.13	0.27
Tax Reform impact	-	-	-	0.54	0.54
Adjusted earnings per share - diluted	$ 1.11	$ 1.55	$ 1.72	$ 1.42	$ 1.65

© 2018 Knoll Inc.
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Reconciliation of Non-GAAP Results Q3 2018 Q3 2017 Operating expenses ($mm) $ 89.9 $ 78.9 Less: Acquisition related expenses (1) 2.8 0.6 Restructuring charges 1.2 - Adjusted Operating Expenses $ 85.9 $ 78.3 (1) Acquisition related expenses in the third quarter of 2018 includes retention agreements for key employees, other customary acquisition related expenses, and the reduction of an acquisition related liability. Acquisition related expenses in the third quarter of 2017 represents customary acquisition related expenses. Q3 2018 Q3 2017 Diluted earnings per share $ 0.41 $ 0.39 Add back: Acquisition related expenses 0.06 0.01 Restructuring charges 0.02 - Pension settlement 0.01 - Less: Tax effect on non-GAAP adjustments 0.02 - Adjusted diluted earnings per share $ 0.48 $ 0.40 © 2018 Knoll Inc. 27

Reconciliation of Non-GAAP Results Years Ended December 31, 2014 2015 2016 2017 TTM 2018 Net earnings ($mm) $ 46.6 $ 66.0 $ 82.1 $ 80.2 $ 81.4 Add back: Income tax (benefit) expense 29.2 37.5 45.4 (1.6) $ (5.2) - Interest expense 7.4 6.9 5.4 7.5 $ 17.8 - Depreciation and amortization 19.3 20.5 22.4 26.1 32.7 EBITDA $ 102.5 $ 130.9 $ 155.3 $ 112.2 $ 126.8 Add back: (1) Non-cash items and other 11.9 12.5 13.4 32.3 40.3 Adjusted EBITDA $ 114.4 $ 143.4 $ 168.7 $ 144.5 $ 167.1 Net sales ($mm) $ 1,050.3 $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,263.7 Adjusted EBITDA % 10.9% 13.0% 14.5% 12.8% 13.2% (1) - Non-cash and other items include, but are not limited to, asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses Years Ended December 31, 2014 2015 2016 2017 TTM 2018 Gross profit ($mm) $ 371.7 $ 412.1 $ 446.0 $ 414.6 $ 462.1 Add back: Seating product discontinuation charge 0.9 Acquisition related inventory adjustment 0.9 Adjusted gross profit $ 371.7 $ 413.0 $ 446.0 $ 414.6 $ 463.0 Net sales ($mm) $ 1,050.3 $ 1,104.4 $ 1,164.3 $ 1,132.9 $ 1,263.7 Adjusted gross profit % 35.4% 37.4% 38.3% 36.6% 36.6% © 2018 Knoll Inc. 28

Reconciliation of Non-GAAP Results Q3 2018 Q3 2017 Net earnings ($mm) $ 20.3 $ 19.1 Add back: Income tax (benefit) expense 7.2 8.2 Interest expense 5.0 2.0 Depreciation and amortization 8.5 6.3 EBITDA $ 41.0 $ 35.6 Add back: Stock compensation 2.3 2.3 Other non-cash items 1.4 1.1 Acquisition related expenses 0.7 - Restructuring charges 1.2 - Pension settlement charge 0.6 - Adjusted EBITDA $ 47.2 $ 39.0 Net sales ($mm) $ 327.7 $ 291.3 Adjusted EBITDA % 14.4% 13.4% 2017 Muuto Net earnings ($mm) $ 8.9 Add back: Income tax (benefit) expense 4.3 Interest expense 0.6 Depreciation and amortization 0.6 EBITDA $ 14.5 Add back: - Acquisition costs 4.6 Other non-cash items 0.3 Adjusted EBITDA $ 19.4 Net sales ($mm) $ 71.3 Adjusted EBITDA % 27.2% Note: Per the 8-K/A, filed with the Securities and Exchange Commission on April 12, 2018, 2017 Muuto net earnings were reported as 58.9M DKK and Muuto net sales were reported as 470.1M DKK. These figures were converted to USD using an exchange rate of 0.1516 © 2018 Knoll Inc. 29

Reconciliation of Non-GAAP Results

	12/31/13	3/31/14	12/31/14	12/31/15	12/31/16	12/31/17	3/31/18	6/30/18	9/30/18
Debt Levels ($mm)	$ 178.8 (1)	$ 289.8 (1)	$ 275.5 (1)	$ 238.7 (1)	$ 231.8 (1)	$ 197.4 (1)	$ 517.8 (2)	$ 499.8 (2)	$ 482.5 (2)
LTM Net Earnings ($mm)	$ 23.2	$ 25.0	$ 46.6	$ 66.0	$ 82.1	$ 80.2	$ 92.3 a/	$ 89.9 b/	$ 88.0 c/
LTM Adjustments									
Interest	5.3	5.5	6.7	6.1	4.7	6.8	11.0	14.5	17.7
Taxes	15.7	16.0	29.2	37.5	45.4	(1.6)	1.3	(1.9)	(3.8)
Depreciation and Amortization	16.3	16.9	20.0	21.3	23.0	26.7	29.4	31.3	33.2
Non-cash Items and Other [3]	19.7	27.0	11.9	12.5	13.4	32.3	31.8	38.1	40.7
LTM Adjusted EBITDA	$ 80.2	$ 90.4	$ 114.4	$ 143.4	$ 168.7	$ 144.5	$ 165.8	$ 172.0	$ 175.8
Bank Net Leverage Calculation [4]	2.23	3.21	2.41	1.67	1.37	1.37	3.12	2.91	2.75

(1) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on May 21, 2014, excess cash over $15.0M reduces the outstanding debt.

(2) - Outstanding debt includes outstanding letters of credit and guarantee obligations. Per the terms of the credit facility filed with the Securities and Exchange Commission on January 23, 2018, cash up to $15.0M reduces the outstanding debt.

(3) - Non-cash and Other items include, but are not limited to, intangible asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains and losses on foreign exchange, restructuring charges, and acquisition related expenses.

(4) - Bank net leverage is calculated by dividing debt by LTM Adjusted EBITDA, as calculated in accordance with our credit facility.

a/ Represents the trailing twelve months as of March 31, 2018 and includes twelve months of Muuto net earnings
b/ Represents the trailing twelve months as of June 30, 2018 and includes twelve months of Muuto net earnings
c/ Represents the trailing twelve months as of September 30, 2018 and includes twelve months of Muuto net earnings

© 2018 Knoll Inc.
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Reconciliation of Non-GAAP Results Q3 2017 Q3 2018 Office Lifestyle Corporate Knoll, Inc. Office Lifestyle Corporate Knoll, Inc. Operating profit (loss) ($mm) $ 15.8 $ 17.6 $ (5.7) $ 27.7 $ 15.9 $ 22.3 $ (5.3) $ 32.9 Add back: Acquisition related expenses - - - - - 0.9 (0.2) 0.7 Restructuring charges - - - - 1.2 - - 1.2 Depreciation and amortization 4.3 1.8 0.2 6.3 4.9 3.5 0.1 8.5 Stock compensation 0.5 0.6 1.2 2.3 0.4 0.7 1.2 2.3 (1) Other non-cash items 1.3 0.2 1.2 2.7 1.0 0.2 0.4 1.6 Adjusted EBITDA (loss) $ 21.9 $ 20.2 $ (3.1) $ 39.0 $ 23.4 $ 27.6 $ (3.8) $ 47.2 Muuto Adjusted EBITDA (loss) $ - $ - $ - $ - $ - $ 4.7 $ - $ 4.7 Net sales ($mm) $ 192.3 $ 99.0 - $ 291.3 $ 197.6 $ 130.1 - $ 327.7 Operating profit % 8.2% 17.8% N/A 9.5% 8.0% 17.1% N/A 10.0% Adjusted EBITDA % 11.4% 20.4% N/A 13.4% 11.8% 21.2% N/A 14.4% (1) - Non-cash and other items include, but are not limited to, asset impairment charges, pension settlements and other postretirement benefit curtailment, stock-based compensation expenses, unrealized gains or losses on foreign exchange, restructuring charges, and acquisition related expenses © 2018 Knoll Inc. 31

Reconciliation of Workplace and Residential Sales YTD 18 YTD 17 Net Sales Net Sales % Growth Office Workplace $ 570.0 $ 512.9 11.1% Office Residential - - N/A Office Segment $ 570.0 $ 512.9 11.1% Lifestyle Workplace $ 185.8 $ 146.4 26.9% Lifestyle Residential 191.8 157.5 21.8% Lifestyle Segment $ 377.6 $ 303.9 24.3% Knoll, Inc Workplace $ 755.8 $ 659.3 14.6% Knoll, Inc Residential 191.8 157.5 21.8% Total Knoll, Inc $ 947.6 $ 816.8 16.0% Workplace vs Residential % Knoll, Inc Workplace 79.8% 80.7% Knoll, Inc Residential 20.2% 19.3% Total Knoll, Inc 100.0% 100.0% © 2018 Knoll Inc. 32

© 2018 Knoll Inc. 33